                                                                    EXHIBIT 10.8

                                 RIBOGENE, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT

         THIS RESTRICTED STOCK PURCHASE AGREEMENT ("Agreement") is made as of _________, 19__, by and between RiboGene, Inc., a California corporation (the "Company"), and 1* ("Purchaser") pursuant to the Company's 1993 Stock Plan.

         1. Sale of Stock. Subject to the terms and conditions hereof, on the Closing Date the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 2* shares of the Company's Common Stock (the "Shares") at a purchase price of $3* per Share for a total purchase price of $4*. The term "Shares" refers to the purchased Shares and all securities received in replacement of Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

         2.      Closing:  Security Interest.

                 (a) The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they agree (the "Closing Date").

                 (b) At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser's name) against payment of the purchase price therefor.
The purchase price for the Shares shall be paid to the Company by check rendered to the Company in the amount of $5* and by delivery to the Company of Purchaser's full recourse promissory note (the "Note") for the balance of the purchase price, if any, in the form attached hereto as EXHIBIT A.

                 (c) With respect to the Note, the parties agree to the following:

                          (1)     The Note shall become payable in full upon
the voluntary or involuntary termination or cessation of employment of Purchaser With the Company, for any reason, with or without cause (including death or disability).

                          (2)     Purchaser shall deliver to the Secretary of
the Company, or his designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with (i) an Assignment Separate from Certificate in the form attached hereto Exhibit B executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 2(c) or under any other provision of this Agreement including, without limitation, Section 3. In addition, Purchaser's spouse, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT C.

                          (3)     As security for the payment of the Note and
any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").

                                  In the event that Purchaser prepays all or a
portion of the Note, in accordance with the provisions thereof Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                          (4)     In the event of any foreclosure of the
security interest, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

                          (5)     In the event of default in payment when due
of any indebtedness under Purchaser's Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a Secured Party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order.

                                  (i)      To the extent necessary, proceeds
                                           shall be used to pay all reasonable
                                           expenses of the Company in enforcing
                                           this Agreement, including, without
                                           limitation, reasonable attorney's
                                           fees and legal expenses incurred by
                                           the Company.

                                  (ii)     To the extent necessary, proceeds
                                           shall be used to satisfy any
                                           remaining indebtedness under
                                           Purchaser's Note.

                                  (iii)    Any remaining proceeds shall be
                                           delivered Purchaser.





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                          (6)     Upon full payment by Purchaser of all amounts
due on the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations hereunder, provided, however, that Pledge Holder shall nevertheless retain said Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to restrictions under Section 3 hereof.

         3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option, except as provided in Section 3(h) below. After any Shares have been released from such repurchase option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with Sections 3(b) and 3(c) below and applicable securities laws:

                 (a) Repurchase Option. In the event of the voluntary or involuntary termination of employment of Purchaser with the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of 60 days from such date to repurchase all or any portion of the Shares held by Purchaser as of such date which have not yet been released from the Company's repurchase option at the original purchase price per Share specified in Section 1. The option shall be exercised by the Company by written notice to Purchaser or his executor and, at the Company's option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (ii) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchase. One hundred percent (100%) of the Shares purchased by Purchaser shall initially be subject to the Company's repurchase option as set forth above. Thereafter, the Shares held by Purchaser shall be released from the Company's repurchase option under this Section 3(a) as follows (provided in each case that Purchaser's employment has not been terminated prior to the date of any such release): 1/8 of the total number of Shares shall be released from the repurchase option on the 6-month anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional 1/48 of the total number of Shares shall be released from the repurchase option each month thereafter on the Monthly Vesting Date (as set forth on the signature page of this Agreement), until all Shares are released from the repurchase option. Fractional shares shall be rounded to the nearest whole share.

                 (b) Right of First Refusal. In the event, at any time after the date of this Agreement, the Purchaser or his transferee desires to sell or transfer in any manner the Shares as to which the option provided in
Section 3(a) above is not applicable or has not been exercised, he shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he is proposing or is to dispose of said Shares. Said right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. If the Company desires to exercise such right of first refusal, it shall notify Purchaser in writing within such thirty day period. In the event the Shares are not disposed of on such terms within thirty (30) days following lapse of the period of the right of first refusal provided to the Company or if the Purchaser proposes to change the price or other terms to make them more favorable to the buyer, they shall once again be subject to the right of first refusal herein provided.

                 (c) Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

                 (d) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(c), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. The decision of the Board of Directors as to the purchase price shall be final.

                 (e) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

                 (f)      Restrictions Binding on Transferees.   All
transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under Section 3 and the Company's rights under Section 2. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

                 (g) Termination of Refusal Right. The right of first refusal granted the Company by Section 3(b) above shall terminate at such time as a public market exists for the

Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement) For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

                          Upon termination of the right of first refusal
imposed by this Agreement and the expiration or exercise of the Company's repurchase option described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(b) herein and delivered to Purchaser.

                 (h) Exempt Transfers. The restrictions on transfer of this Section 3 shall not apply to a transfer to Purchaser's ancestors or descendants or spouse or to a trustee for their benefit, provided that such transferee shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

         4. Escrow. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for his Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or his designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such action and to effectuate all such transfers and/or releases as are in accordance with the terms hereof. Purchaser hereby acknowledges that the Secretary of the Company, or his designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or his designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

         5. Investment Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

                 (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securi-ties for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                 (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                 (c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                 (d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof(or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. In the event the Company becomes subject to the reporting requirements of Section 13 or l5(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be resold by the Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (i) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and (2) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

         If the Company does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (l) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. PURCHASER UNDERSTANDS THAT PAYMENT BY NOTE IS NOT DEEMED TO BE FULL PAYMENT UNDER RULE 144 UNLESS IT IS SECURED BY ASSETS OTHER THAN THE SHARES.

                 (e) Purchaser further understands that at the time he or she wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the securities under Rule 144 or 701 even if the two-year minimum holding period had been satisfied.

                 (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         6. Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                 (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.
                          NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                 (c). "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

         7. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

         8. Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the repurchase option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the repurchase option expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid tax treatment under Section 83(a) in the future. The form for making Purchaser's election is attached hereto. Purchaser understands that his failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls.

         9. Standoff Agreement. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one year) from the effective date of such registration as may be requested by the Company or such managing underwriters; provided, however, that the Purchaser need not so agree unless a majority of the Company's officers and directors and a majority of the holders of at least 5% of the Company's outstanding securities also agree to be similarly bound.

         10.     Miscellaneous.

                 (a) This Agreement may be amended by written agreement between the Company and Purchaser.

                 (b) Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telecopy or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to Purchaser, at Purchaser's address as shown on the stock records of the Company.

                 (c) The rights and benefits of {his Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                 (d) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

         IN WITNESS WHEREO, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                    RIBOGENE, INC.


                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------


                                    PURCHASER:

                                    1*

                                    ------------------------------------------
                                    (Signature)

                                    Address:
                                    7*
                                    8*


Vesting Commencement
10*

Monthly Vesting
11*

                                   EXHIBIT A

                                PROMISSORY NOTE

$________________                          ________________________, California
                                           _____________________________, 19__

At the times hereinafter stated, for value received, the undersigned promises to pay RiboGene, Inc., a California corporation (the "Company"), or order, at its principal office the principal sum of ________ with interest from the date hereof at a rate of __% per annum, compounded semi-annually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on _____, 19___.

If the undersigned's employment by or association with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Common Stock Purchase Agreement between the undersigned and the Company of even date herewith.

                                  ___________________________________________

                                  ___________________________________________

                                PROMISSORY NOTE

$6*                                            ____________________, California
                                               __________________________, 19__

         At the times hereinafter stated, for value received, the undersigned promises to pay to RiboGene, Inc., a California corporation (the"Company"), or order, at its principal office the principal sum of $6* with interest from the date hereof at a rate of 15*% per annum, compounded semi-annually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on 16*.

         If the undersigned's employment by or association with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

         Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

         Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

         This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Common Stock Purchase Agreement between the undersigned and the Company of even date herewith.

                                  ___________________________________________
                                  1*

                                   EXHIBIT B


                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement between the undersigned ("Purchaser") and RiboGene, Inc. dated ______, 19___ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto ______________ (______) shares of the Common Stock of RiboGene, Inc. standing in Purchaser's name on the books of said corporation represented by Certificate No. herewith and does hereby irrevocably constitute and appoint ________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:____________________, 19__.


                                  Signature:

                                  ___________________________________________

                                  ___________________________________________


INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement between the undersigned ("Purchaser") and RiboGene, Inc. dated _____________, 19___ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto _______________ (_____) shares of the Common Stock of RiboGene, Inc. standing in Purchaser's name on the books of said corporation represented by Certificate No. herewith and does hereby irrevocably constitute and appoint ___________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:____________________, 19__.


                                           Signature:

                                           __________________________________
                                           1*


INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT C

                               CONSENT OF SPOUSE

         I, ___________________________, spouse of ___________________________, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                  ___________________________________________
                                           Spouse of Purchaser

                               CONSENT OF SPOUSE

         I, 13*, spouse of 1*, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                  ___________________________________________
                                           Spouse of Purchaser

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property descried below:.

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:   TAXPAYER: 1*              SPOUSE: 13*

         ADDRESS:         7*
                          8*

         IDENTIFICATION NO.: TAXPAYER: 9*  SPOUSE: 14*

         TAXABLE YEAR:  19__

2. The property with respect to which the election is made is described as follows:

         2* shares of the Common Stock (the "Shares"), no par value, of RiboGene, Inc., a Delaware corporation.

3.       The date on which the property was transferred is:
         _________________, 19__.

4.       The property is subject to the following restrictions

         Repurchase option at cost in favor of RiboGene, Inc. upon termination of taxpayer's employment, consulting, officer or director relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $4*

6.       The amount (if any) paid for such property:  $4*

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.


Dated:___________, 19__           ___________________________________________
                                  Taxpayer

The undersigned spouse of taxpayer joins in this election.


Dated:___________, 19__           ___________________________________________
                                  Spouse of Taxpayer

                                    RECEIPT

                 RiboGene, Inc. hereby acknowledges receipt of a check for $5* and a promissory note for $6* (if applicable) given by 1* as consideration for certificate number 12* for 2* shares of Common Stock of RiboGene, Inc.


Dated:____________________, 19__


                                  RIBOGENE, INC.


                                  By:________________________________________

                                  Title:_____________________________________

                              RECEIPT AND CONSENT

         The undersigned hereby acknowledges receipt of a photocopy of certificate number 12* for 2* shares of Common Stock of RiboGene, Inc. (the "Company").

         The undersigned further acknowledges receipt of a copy of Section
260.141.11 of the Rules of the Commissioner of Corporations of the State of California, which copy is attached to the aforementioned photocopy of the certificate.

         The undersigned further acknowledges that the Secretary of the Company, or his designee, is acting as escrow holder pursuant to the Stock Purchase Agreement he/she has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his designee, holds the original of the aforementioned certificate issued in the undersigned's name.


Dated:___________, 19__


                                  ___________________________________________
                                  1*

                                 RIBOGENE, INC.

                                   CHECKLIST
                               STOCK ISSUANCE FOR
                                       1*


          Stock Issuance Code Form received
---------
          Documents prepared in word processing
---------
          Documents reviewed
---------
          Board consent obtained
---------
          Securities issued pursuant to valid permit
---------
          Stock Certificate prepared
---------
          Stock Package sent to Client for signature (see below)
---------
          Documents received back from Client
---------
          Documents reviewed
---------
          83(b) filing made
---------
          Copies of documents sent to Client
---------
          Documents filed in escrow
---------


                            STOCK PACKAGE CHECKLIST

          Corporate summary updated
---------
          Cover Letter                                                       (l original)
---------
          Stock Purchase Agreement and Consent of Spouse                     (2 originals)
---------
          Assignment Separate from Certificate                               (2 originals)
---------
          Employment or Consulting Agreement                                 (2 originals)
---------
          83(b) Election.                                                    (4 originals)
---------
          Receipt                                                            (2 originals)
---------
          Stock Certificate                                                  (1 original)
---------
          Promissory Note (if applicable)                                    (1 original)
---------

Legends to be used:

         X     '33 Act
    ---------
         X     Agreement
    ---------
         X     Commissioner's
    ---------
               ROFR
    ---------
               Articles
    ---------

                                 RIBOGENE. INC.

                               MERGE INFORMATION

1*           [NAME OF PURCHASER]

2*           [NUMBER OF SHARES]

3*           [PRICE PER SHARE]

4*           [TOTAL PURCHASE PRICE]

5*           [AMOUNT OF CHECK]

6*           [AMOUNT OF PROMISSORY NOTE]

7*           [ADDRESS OF PURCHASER, STREET]

8*           [ADDRESS OF PURCHASER, STATE/ZIP]

9*           [ID# OF PURCHASER]

10*          [VESTING COMMENCEMENT DATE]

11*          [MONTHLY VESTING DATE]

12*          [CERTIFICATE NUMBER]

13*          [NAME OF SPOUSE]

14*          [ID# OF SPOUSE]

15*          [INTEREST RATE ON NOTE]

16*          [DUE DATE OF NOTE]